UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 6, 2017 (June 5, 2017)

2U, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE
(STATE OF INCORPORATION)

001-36376	26-2335939
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

7900 Harkins Road	20706
Lanham, MD	(ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(301) 892-4350
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

The 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of 2U, Inc. (the “Company”) was held on Monday, June 5, 2017 at 2:00 p.m., local time. As of the close of business on April 24, 2017, the record date for the Annual Meeting, there were 47,534,681 shares of the Company’s common stock outstanding, with each share entitled to one vote. The holders of 45,971,524 shares of the Company’s common stock were present, in person or represented by proxy, at the Annual Meeting. At the Annual Meeting, the Company’s stockholders voted on four proposals. The proposals are described in more detail in the Company’s definitive proxy statement on Schedule 14A as filed with the Securities and Exchange Commission on April 28, 2017. The voting results for each of the proposals is as follows:

Proposal 1

The stockholders voted upon and elected four (4) Class III directors, nominated by the Board of Directors (the “Board”) of the Company, to serve on the Board until the Company’s 2020 annual meeting of stockholders and until their successors are duly elected and qualified or until their earlier death, resignation or removal, with the following vote results:

Director	Votes For	Votes Withheld	Broker Non-Votes
Sallie L. Krawcheck	17,369,143	22,371,476	6,230,905
Mark J. Chernis	30,103,841	9,636,778	6,230,905
John M. Larson	30,691,950	9,048,669	6,230,905
Edward S. Macias	30,299,261	9,441,358	6,230,905

For each director to be elected, a plurality of the votes cast by the Company’s outstanding shares of common stock was required.

Proposal 2

The stockholders voted upon and ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the 2017 fiscal year, with the following vote results:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
45,841,202	10,318	120,004	0

To ratify the appointment of KPMG LLP, the affirmative vote of a majority of the Company’s outstanding shares of common stock present, in person or represented by proxy, at the Annual Meeting was required.

Proposal 3 The stockholders voted upon and approved, on a non-binding advisory basis, of the compensation of the Company's Named Executive Officers, with the following vote results:
Votes For	Votes Against	Votes Abstained	Broker Non-Votes
39,009,531	594,065	137,023	6,230,905

To approve the compensation of the Company's Named Executive Officers, the affirmative vote of a majority of the Company's outstanding shares of common stock, in person or represented by proxy, at the Annual Meeting was required.

Proposal 4 The stockholders voted upon and approved the Company's 2017 Employee Stock Purchase Plan, with the following vote results:
Votes For	Votes Against	Votes Abstained	Broker Non-Votes
39,500,282	231,480	8,857	6,230,905

To approve the Company's 2017 Employee Stock Purchase Plan, the affirmative vote of a majority of the Company's outstanding shares of common stock, in person or represented by proxy, at the Annual Meeting was required.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

2U, INC.

By:	/s/ Christopher J. Paucek
Name:	Christopher J. Paucek
Title:	Chief Executive Officer and Co-Founder

Date: June 6, 2017